Q2 2023 Financial Results Update August 8, 2023

PROPRIETARY AND CONFIDENTIAL 2Q2 2023 Update Introduction Matt Hartwig Senior Director, Media Relations

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, including statements regarding the future performance of the Company or our business strategy, future operations, future financial position, future revenues and earnings, statements regarding the expected timing for implementation of its restructuring activities, its total and cash cost, our ability to achieve the objectives of the restructuring, including our future results, projected costs, prospects, plans and objectives of management and the ongoing impact of the COVID-19 pandemic, are forward-looking statements. We generally identify forward-looking statements by using words like “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “plan,” should,” “will,” “would,” and similar expressions or variations thereof, or the negative thereof, but these terms are not the exclusive means of identifying such statements. Forward-looking statements are based on our current intentions, beliefs and expectations regarding future events. We cannot guarantee that any forward-looking statement will be accurate. You should realize that if underlying assumptions prove inaccurate or if known or unknown risks or uncertainties materialize, actual results could differ materially from our expectations. You are, therefore, cautioned not to place undue reliance on any forward-looking statement. Any forward- looking statement speaks only as of the date on which such statement is made, and, except as required by law, we do not undertake any obligation to update any forward-looking statement to reflect new information, events or circumstances. There are a number of important factors that could cause our actual results to differ materially from those indicated by such forward-looking statements, including, among others, the availability of USG funding for contracts related to procurement of our medical countermeasures, including CYFENDUSTM (Anthrax Vaccine Adsorbed (AVA), Adjuvanted), BioThrax® (Anthrax Vaccine Adsorbed) and ACAM2000®, (Smallpox (Vaccinia) Vaccine, Live), among others, as well as contracts related to development of medical countermeasures; our ability to meet our commitments to quality and compliance in all of our manufacturing operations; our ability to negotiate additional USG procurement or follow-on contracts for our medical countermeasures products that have expired or will be expiring; the commercial availability, including the timing of availability, of over-the-counter NARCAN® (naloxone HCI) Nasal Spray; the impact of the generic marketplace on NARCAN® (naloxone HCI) Nasal Spray and future NARCAN sales; our ability to perform under our contracts with the USG, including the timing of and specifications relating to deliveries; our ability to provide CDMO services for the development and/or manufacture of product and/or product candidates of our customers at required levels and on required timelines; the ability of our contractors and suppliers to maintain compliance with current good manufacturing practices and other regulatory obligations; our ability to negotiate new CDMO contracts and the negotiation of further commitments related to the collaboration and deployment of capacity toward future commercial manufacturing under our existing CDMO contracts; our ability to collect reimbursement for raw materials and payment of services fees from our CDMO customers; the results of pending shareholder litigation and government investigations and their potential impact on our business; our ability to comply with the operating and financial covenants required by our senior secured credit facilities and the amended and restated credit agreement relating to such facilities, and our 3.875% Senior Unsecured Notes due 2028; the procurement of our product candidates by USG entities under regulatory authorities that permit government procurement of certain medical products prior to U.S. Food and Drug Administration marketing authorization, and corresponding procurement by government entities outside of the United States; the full impact of the COVID-19 pandemic on our markets, operations and employees as well as those of our customers and suppliers; the impact on our revenues from and duration of declines in sales of our vaccine products that target travelers due to the reduction of international travel caused by the COVID-19 pandemic; our ability to realize the expected benefits of the sale of our travel health business to Bavarian Nordic; the impact of the organizational changes we announced in January 2023 on our business; our ability to identify and acquire companies, businesses, products or product candidates that satisfy our selection criteria; the impact of cyber security incidents, including the risks from the interruption, failure or compromise of our information systems or those of our business partners, collaborators or other third parties; the success of our commercialization, marketing and manufacturing capabilities and strategy; and the accuracy of our estimates regarding future revenues, expenses, capital requirements and needs for additional financing. The foregoing sets forth many, but not all, of the factors that could cause actual results to differ from our expectations in any forward-looking statement. When evaluating our forward-looking statements, you should consider this cautionary statement along with the risks identified in our reports filed with the SEC. New factors emerge from time to time and it is not possible for management to predict all such factors, nor can it assess the impact of any such factor on the business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Trademarks Emergent®, CYFENDUS™ (Anthrax vaccine adsorbed), BioThrax® (Anthrax Vaccine Adsorbed), RSDL® (Reactive Skin Decontamination Lotion Kit), BAT® (Botulism Antitoxin Heptavalent (A,B,C,D,E,F and G)-(Equine)), Anthrasil® (Anthrax Immune Globulin Intravenous (Human)), VIGIV (Vaccinia Immune Globulin Intravenous (Human)), Trobigard® (atropine sulfate, obidoxime chloride), ACAM2000® (Smallpox (Vaccinia) Vaccine, Live), NARCAN® (naloxone HCI) Nasal Spray, TEMBEXA® (brincidofovir) and any and all Emergent BioSolutions Inc. brands, products, services and feature names, logos and slogans are trademarks or registered trademarks of Emergent BioSolutions Inc. or its subsidiaries in the United States or other countries. All other brands, products, services and feature names or trademarks are the property of their respective owners. 3Q2 2023 Update Safe Harbor Statement/Trademarks INTRODUCTION

This presentation contains financial measures (Adjusted Net Loss, Adjusted Net Loss per Diluted Shares, Adjusted EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization), Adjusted Gross Margin, Adjusted Gross Margin %, Adjusted Revenues, and Adjusted Cost of Sales) that are considered “non-GAAP” financial measures under applicable Securities and Exchange Commission rules and regulations. These non-GAAP financial measures should be considered supplemental to and not a substitute for financial information prepared in accordance with generally accepted accounting principles. The Company’s definition of these non-GAAP measures may differ from similarly titled measures used by others. For its non-GAAP measures, the Company adjusts for specified items that can be highly variable or difficult to predict, or reflect the noncash impact of charges or accounting changes. As needed, such adjustments are tax effected utilizing the federal statutory tax rate for the U.S., except for changes in the fair value of contingent consideration as the vast majority is non-deductible for tax purposes. The Company views these non-GAAP financial measures as a means to facilitate management’s financial and operational decision-making, including evaluation of the Company’s historical operating results and comparison to competitors’ operating results. These non-GAAP financial measures reflect an additional way of viewing aspects of the Company’s operations that, when viewed with GAAP results and the reconciliations to the corresponding GAAP financial measure, may provide a more complete understanding of factors and trends affecting the Company’s business. For more information on these non-GAAP financial measures, please see the tables captioned "Reconciliation of Net Loss and Net Loss per Diluted Share to Adjusted Net Loss and Adjusted Net Loss per Diluted Share," "Reconciliation of Net Loss to Adjusted EBITDA," and "Reconciliation of Total Revenues to Adjusted Revenues, Cost of Sales to Adjusted Cost of Sales, and Gross Margin and Gross Margin % to Adjusted Gross Margin and Adjusted Gross Margin %" included at the end of this presentation. The determination of the amounts that are excluded from these non-GAAP financial measures are a matter of management judgment and depend upon, among other factors, the nature of the underlying expense or income amounts. Because non-GAAP financial measures exclude the effect of items that will increase or decrease the Company’s reported results of operations, management strongly encourages investors to review the Company’s consolidated financial statements and publicly filed reports in their entirety. For additional information on the non-GAAP financial measures noted here, please refer to the reconciliation tables provide in the Appendix to this presentation as well as the associated press release which can be found on the Company’s website at www.emergentbiosolutions.com. 4Q2 2023 Update Non-GAAP Financial Measures INTRODUCTION

Agenda 5Q2 2023 Update INTRODUCTION Topic(s)PresenterItem • Sharpened Focus on Products Business • Focus and Priorities Haywood Miller Interim CEO 1 • Key Messages • Q2 2023 vs. Q2 2022 • YTD 2023 • FY 2023 Guidance • Q3 2023 Forecast Rich Lindahl EVP, CFO and Treasurer 2 Q&A3

PROPRIETARY AND CONFIDENTIALQ2 2023 Update State of the Company Haywood Miller Interim Chief Executive Officer 6

Sharpened Focus on Products Business 7Q2 2023 Update STATE OF THE COMPANY • Recent strategic milestones in Products business help strengthen financial position • Board and senior management have conducted an in-depth review of overall business and strategic direction to ensure sustainability and path for future growth • Announced shift in resource deployment 1. De-emphasizing Services business growth 2. Focusing on MCM and Narcan Products business 3. Aligning cost structure accordingly

Focus and Priorities 8Q2 2023 Update STATE OF THE COMPANY • Take decisive actions to strengthen Emergent’s financial position • Meet current demands for our products, including OTC launch of NARCAN Nasal Spray • Deliver quality products for our current customer base and maintain the manufacturing standards necessary to be a leader in the MCM market • Position Emergent for strategic future growth by preserving its unique capabilities to help protect and enhance life

9Q1 2023 Investor Update Rich Lindahl Executive Vice President and Chief Financial Officer 2 Update Financials

Key Messages 10Q2 2023 Update FINANCIALS • Several clear positives during the quarter • Travel Health divestiture • $120M ACAM2000 contract with USG • Successful amendment to secured credit facility + maturity extension to May 2025 • Accelerated momentum in NARCAN sales (US PIP + Canada) • Strong Q2 revenues and Adjusted EBITDA • De-emphasizing CDMO growth has financial implications • Reducing 2023 outlook for Anthrax and Smallpox MCM • Taking decisive actions to accelerate return to profitability

Q 2 20 22 Key Financial Performance Metrics Q2 2023 vs. Q2 20221 11Q2 2023 Update Total Revenues Adjusted EBITDA2 Adjusted Net Loss Per Diluted Share2 Adjusted Net Loss2 $242.7 $337.9 $0. 00 $(1.06) FINANCIALS $0.0 $55.8 $0. 0 $(53.5) ($ IN M ILL ION S, EXCEP T P ER SHARE AM OUN TS) Q2 20 23 Q2 2022 Q2 2023 Q2 2022 Q2 2023 Q2 2022 Q2 2023 Q2 2022 Q2 2023 1. All financial information incorporated within this presentation is unaudited. 2. See the Appendix for a definition of non-GAAP terms and reconciliation tables. $(0.86)$(42.8)$(28.8)

Notable Revenue Elements Q2 2023 vs. Q2 20221 12Q2 2023 Update FINANCIALS ($ IN M ILL ION S, EXCEP T P ER SHARE AM OUN TS) 1. All financial information incorporated within this presentation is unaudited. 3. Product sales, net are reported net of variable consideration including returns, rebates, wholesaler fees and prompt pay discounts in accordance with U.S. generally accepted accounting principles

Q 2 20 22 Key Financial Performance Metrics Q2 2023 vs. Q2 2022 13Q2 2023 Update R&D $ --- R&D Margin %1 SG&A $ --- SG&A Margin %2 Adjusted Corporate Gross Margin3 Corporate Gross Margin $49.8 $26.0 FINANCIALS $81.1 $91.4 28% 42% ($ IN M ILL ION S) Q2 20 23 28% 43% Q2 2022 Q2 2023 Q2 2022 Q2 2023 Q2 2022 Q2 2023 Q2 2022 Q2 2023 21% 8% 33% 27% 1. R&D Margin is calculated as Gross R&D Expense divided by Total Revenues. 2. SG&A Margin is calculated as Gross SG&A Expense divided by Total Revenues. 3. See the Appendix for a definition of non-GAAP terms and reconciliation tables.

Q 2 20 22 Segment Reporting Q2 2023 vs. Q2 20221 14Q2 2023 Update Revenue Adjusted Gross Margin2 $ --- Adjusted Gross Margin2 % Adjusted Gross Margin2 $ --- Adjusted Gross Margin2 % Revenue $237.2 $302.2 FINANCIALS $147.5 $169.6 ($ IN M ILL ION S) Q2 20 23 Q2 2022 Q2 2023 Q2 2022 Q2 2023 Q2 2022 Q2 2023 Q2 2022 Q2 2023 PRODUCTS SEGMENT SERVICES SEGMENT 62% 56% $29.1 $0.0 $(26.6) (91%) $(80.6) (NM3) 1. For additional detail related to the method and specific inputs by which both revenue and adjusted gross margin are calculated, please refer to the table in the section entitled “Additional Financial Information” found in the press release issued by the Company on August 8, 2023. 2. See the Appendix for a definition of non-GAAP terms and reconciliation tables. 3. Not meaningful $(1.8)

FINANCIALS

Balance Sheet & Cash Flow Metrics

($ IN MILLIONS)

As of June 30, 2023	
CASH	$88.6
ACCOUNTS RECEIVABLE	$290.1
TOTAL DEBT	$909.3
NET DEBT[1,2]	$820.7

For the Six Months Ended June 30, 2023	
OPERATING CASH FLOW	$(298.4)
CAPITAL EXPENDITURES	$27.6

Q2 2023 Update

1. Debt amount indicated on the Company's balance sheet is net of unamortized debt issuance costs of $6.1M.
2. Net Debt is calculated as Total Debt minus Cash ($909.3M - $88.6M = $820.7M).

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2023 Forecast – Updated as of 08/08/2023 16Q2 2023 Update FINANCIALS 2. See the Appendix for a definition of non-GAAP terms and reconciliation tables.

2023 Forecast – Key Assumptions 17Q2 2023 Update FINANCIALS Revenues and profits in 2023 are expected to be weighted towards the second half of the year • Total Revenues — Revised, reflecting ongoing strength in NARCAN, offset by reduced near term expectations across other products and services. • Anthrax MCM — Revised, reflecting reduced short-term CYFENDUS volume following FDA-approval as procurement transitions from BARDA to the Strategic National Stockpile. • NARCAN — Revised, primarily reflecting continued robust demand from the US Public Interest channel and Canada. • Smallpox MCM — Revised, reflecting recent USG guidance that next procurement of TEMBEXA is deferred to future periods. • Other Products — Revised, reflecting reduced expectations for Trobigard. • CDMO — Revised, reflecting lower anticipated sales at the Camden site. • Adjusted Net Loss and Adjusted EBITDA — Revised, reflecting lower total revenues partially offset by the impact of cost actions announced on August 8, 2023.

Summary 18Q2 2023 Update FINANCIALS • Strong second quarter results • Delivered many important milestones • Adapting business to focus on products and serve existing customers • Strengthening quality and compliance across the organization • Taking decisive action to better align costs with customer needs and further solidify financial position

PROPRIETARY AND CONFIDENTIAL 19Q2 2023 Update Q&A

20 Appendix Q2 2023 Update

Reconciliation of Net Loss and Net Loss per Diluted Share to Adjusted Net Income Loss and Adjusted Net Loss per Diluted Share – Q2 2023 vs. Q2 2022 21Q2 2023 Update APPENDIX

Reconciliation of Net Loss to Adjusted Net Loss – FY 2023 Forecast 22Q2 2023 Update APPENDIX

Reconciliation of Net Loss to Adjusted EBITDA – Q2 2023 vs. Q2 2022 23Q2 2023 Update APPENDIX

Reconciliation of Net Loss to Adjusted EBITDA – FY 2023 Forecast 24Q2 2023 Update APPENDIX

Reconciliation of Total Revenues to Adjusted Revenues, Cost of Sales to Adjusted Cost of Sales, and Gross Margin and Gross Margin % to Adjusted Gross Margin and Adjusted Gross Margin % – Q2 2023 vs. Q2 2022 25Q2 2023 Update APPENDIX

Reconciliation of Total Revenues to Adjusted Revenues, Cost of Sales to Adjusted Cost of Sales, and Gross Margin and Gross Margin % to Adjusted Gross Margin and Adjusted Gross Margin % – FY 2023 Forecast 26Q2 2023 Update APPENDIX

Reconciliation of Segment Level (Products and Services) Total Revenues to Adjusted Revenues, Cost of Sales to Adjusted Cost of Sales, and Gross Margin and Gross Margin % to Adjusted Gross Margin and Adjusted Gross Margin % – Q2 2023 vs. Q2 2022 27Q2 2023 Update APPENDIX

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